Exhibit 99.1

FOR IMMEDIATE RELEASE

June 26, 2009

IPTIMIZE ACQUIRES NATIONAL TELECOM & BROADBAND

SERVICES, LLC “TELIPHONEX” ASSETS THROUGHOUT THE SOUTHEAST

IPtimize Expands its Footprint Across the U.S.

Denver, CO, June 26, 2009 IPtimize, Inc. (Pink Sheets: IPZI, “IPtimize”), a broadband voice and data service provider, announced today that it has acquired the assets and operating network of National Telecom & Broadband Services, LLC a Florida corporation including Teliphonex, their business-class VoIP (Voice over Internet Protocol) hosted PBX solution. Based in West Palm Beach, FL, the commercial VoIP business assets acquired by IPtimize serve small business and enterprise customers in multiple metropolitan areas including West Palm Beach, Miami, Orlando and Tampa, Florida. The acquisition adds approximately 1,000 customer lines served by IPtimize and adds both expanded geographic reach and an established commercial customer base to the growing VoIP business at IPtimize.

IPtimize offers a complete suite of advanced commercial voice services, including its SIP Trunking and Hosted VoIP Services to client companies and their customers. IPtimize also offers provisioning and hosted communications packages, alleviating upfront customer costs by offering the solution on a hosted basis - reducing the need for capital expenditures and making high-end provisioning options available to smaller or budget-constrained customers.

IPtimize will be offering a complete suite of advanced commercial voice services to the acquired National Telecom customers. The transition is expected to be seamless for customers. Additional enhancements and features from IPtimize will be made available to customers in the future.

Mark Mansour, President of National Telecom said “We are pleased with the sale of our Teliphonex VoIP business to IPtimize, Inc. We are confident in IPtimize’s ability to provide excellent care to these customers along with an even greater spectrum of enhanced services and opportunities that will allow our customers to further optimize their telecommunications infrastructure and supporting services.”

Additional details of the agreement are to be included as exhibits to the Company’s Form 8-K being filed with SEC.

About IPtimize, Inc.

IPtimize is a broadband voice and data service provider focused on connecting, adapting and managing commercial and residential IP services for select industry channels. Utilizing proven, standards-based Internet delivery technologies, IPtimize enables its customers to offer business-class bundled services that are easy to implement and network. The solutions/services are carrier and terminal equipment agnostic, cost efficient, fully monitored and supported. IPtimize works directly with leading international network providers to simplify each customer’s competitive navigation and management of the voice business and other IP opportunities. For more information, visit www.iptimize.com.

FORWARD-LOOKING STATEMENTS

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward looking statements if they comply with the requirements of the Act.

Contacts:

Corporate

IPtimize Sales

(303)268-3600

www.iptimize.com

Investor

Donald W. Prosser

Chief Financial Officer

303-268-3600

dprosser@iptimize.com